UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 9, 2012

Date of Report (date of earliest event reported)

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 9, 2012, PCTEL, Inc. completed the acquisition of substantially all of the assets and assumption of certain specified liabilities of TelWorx Communications LLC, TelWorx U.K. Limited, TowerWorx LLC and TowerWorx International, Inc. (collectively referred to below as TelWorx Communications, LLC, through its wholly-owned subsidiary (“PCTelWorx”), as more fully described in the Company’s Current Report filed on Form 8-K on July 13, 2012. This amendment No. 1 on Form 8-K/A amends the Company’s July 13, 2012, Form 8-K to provide financial statements of the business acquired and pro forma financial information related to the acquisition as required by Item 9.01(a) and 9.01(b).

Item 9.01 Financial Statements and Exhibits

(b) Financial Statements of Business Acquired

The Consolidated Financial Statements of TelWorx Communications, LLC for the years ended December 31, 2011 and 2010, are included as exhibit 99.1 to this Amendment No. 1.

The Consolidated Financial Statements of TelWorx Communications, LLC for the six months ended June 30, 2012 are included as Exhibit 99.2 to this Amendment No. 1.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of PCTEL, Inc. required by this item are included as Exhibit 99.2 to this Amendment No. 1.

(d) Exhibits.

23 Consent of Rives & Associates, LLP

99.1 The Consolidated Financial Statements of TelWorx Communications, LLC for the years ended December 31, 2011 and 2010

99.2 The Consolidated Financial Statements of TelWorx Communications, LLC for the six months ended June 30, 2012

99.3 PCTEL, Inc. unaudited pro forma consolidated condensed balance sheet as of June 30, 2012, and unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2011 and the six months ended June 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2012

PCTEL, INC.

By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

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